Filed pursuant to Rule 497(e)
Securities Act File No. 333-196273
Investment Company Act File No. 811-22930

USCF ETF TRUST

USCF Sustainable Battery Metals Strategy Fund (ZSB)

Supplement dated December 4, 2025

to the Prospectus and Statement of Additional Information dated October 30, 2025

Principal U.S. Listing Exchange: NYSE Arca, Inc.

IMPORTANT NOTICE REGARDING CHANGES IN

PRINCIPAL INVESTMENT STRATEGIES

This Supplement contains information, which amends, supplements or modifies certain information contained in the Prospectus and Statement of Additional Information (the “SAI”) of USCF Sustainable Battery Metals Strategy Fund (the “Fund”) and should be read in conjunction with the Prospectus and SAI.

On January 5, 2026, certain material principal investment strategies of the Fund will be revised as follows:

All references in the Prospectus and SAI to the Fund investing in rare earth metals and the equity securities of companies located in both the United States and in foreign countries will be removed.

All references in the Prospectus and SAI to the Fund investing in “Metals Investments” will be replaced with “Metals Derivatives.”

In the “Fund Summary – Principal Risks of Investing in the Fund” and “Additional Investment Objective, Strategies, and Risk Information – Additional Principal Risk Information about the Fund” sections of the Prospectus, “Common Stock Risk,” “Small and Mid-Capitalization Risk,” “Metals and Mining Companies Risk,” “Foreign Securities Risk,” “Emerging Markets Risk,” “China Risk,” “Stock Connect Investing Risk,” “Rare Earth Metal Companies Risk,” “Illiquid Investments Risk” and “High Portfolio Turnover Risk” will be removed and the following will be added:

Foreign Derivatives Risk. The Fund may invest in derivatives that trade on foreign exchanges. Unlike trading on domestic exchanges for certain derivatives instruments, trading on foreign exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Foreign exchanges may be subject to less government supervision and regulation than is applicable to U.S. exchanges. Foreign exchanges may be open on days when the Fund does not price its shares, so the value of the securities held by the Fund may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, shares of the Fund may trade on days when foreign exchanges are closed, so there may be changes between the last quoted price from the portfolio security’s closed foreign market and the value of the foreign security during the Fund’s domestic trading day. These factors may result in differences between the market price of the Fund’s shares and the underlying value of those shares. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Adviser’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume. Transactions on foreign exchanges may include both instruments which are traded on domestic exchanges and those which are not.

In the “Additional Investment Objective, Strategies, and Risk Information – Additional Principal Risk Information about the Fund – Commodities Tax Risk” and “Tax Information – Tax Information about Investments in Commodities and the Subsidiary” sections of the Prospectus, the following will supersede and replace any contrary information:

The income inclusion from a CFC will be treated as qualifying income for purposes of the RIC source-of-income requirements if the CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income.

In the “Tax Information” section of the Prospectus, the last sentence of the second paragraph will be removed.

In the “Tax Information – Taxes on Dividends and Distributions” section of the Prospectus, the second paragraph will be removed in its entirety.

Please retain this supplement for future reference.